UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                       November 2, 2006 (November 2, 2006)

                           U.S. PHYSICAL THERAPY, INC.
             (Exact name of registrant as specified in its charter)

             Nevada                   1-11151                 76-0364866
 -------------------------------      -------         --------------------------
 (State or other jurisdiction of    (Commission            (I.R.S. Employer
  incorporation or organization)    File Number)          Identification No.)


1300 West Sam Houston Parkway South, Suite 300, Houston, Texas           77042
---------------------------------------------------------------        ---------
    (Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (713) 297-7000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL RESULTS

On November 2, 2006, U.S. Physical Therapy, Inc. (the "Company") reported its results for the third quarter ended September 30, 2006. A copy of the press release is attached hereto as Exhibit 99.1.


Item 9.01  Financial Statements and Exhibits

(a)  None.

(b)  None.

(c)  Exhibits

Exhibits           Description of Exhibits
--------           -----------------------
99.1               Registrant's press release dated November 2, 2006 announcing financial results for the third quarter ended September 30, 2006.*

*Furnished herewith.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         U.S. PHYSICAL THERAPY, INC.


Dated: November 2, 2006                  By:  /s/ LAWRANCE W. MCAFEE
                                            ------------------------
                                               Lawrance W. McAfee
                                             Chief Financial Officer
                                       (duly authorized officer and principal
                                         financial and accounting officer)



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                                INDEX TO EXHIBITS

EXHIBIT          DESCRIPTION OF EXHIBIT
-------          ----------------------

99.1             Press Release dated November 2, 2006.*

* Furnished herewith